SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 30, 2004.

BioTime, Inc.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	1-12830 (Commission File Number)	94-3127919 (IRS Employer Identification No.)

935 Pardee Street
Berkeley, California 94710
(Address of principal executive offices)

(510) 845-9535
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01- Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release Dated December 30, 2004

     Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. Words such as Aexpects,@ Amay,@ Awill,@ Aanticipates,@ & #065;intends,@ Aplans,@ Abelieves,@ Aseeks,@ & #065;estimates,@ and similar expressions identify forward-looking statements.

Section 8- Other Events

Item 8.01- Other Events

On December 30, 2004, BioTime, Inc. issued a press release announcing that it has entered into an agreement with Summit Pharmacueticals International Corporation, an affiliate of Sumitomo Corporation, to develop Hextend and PentaLyte for the Japanese market. A copy of the press release is attached as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated December 30, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.
Date: December 30, 2004	By	/s/ Steven Seinberg Steven Seinberg, Chief Financial Officer

Exhibit
Numbers	Description

99.1	Press Release dated December 30, 2004

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